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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 20, 2006

                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     000-30111              76-0474169
(STATE OR OTHER JURISDICTION OF         (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)         FILE NUMBER)      IDENTIFICATION NUMBER)
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                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)

                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     Lexicon Genetics Incorporated (the "Company") has initiated a Phase 1 clinical trial for LX6171, a novel, orally administered small molecule compound for cognitive disorders. The Company has also commenced formal preclinical development for LX2931, a novel, orally-available small molecule compound with potential application in the treatment of autoimmune diseases such as multiple sclerosis and rheumatoid arthritis.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LEXICON GENETICS INCORPORATED


Date: October 20, 2006                  By: /s/ JEFFREY L. WADE
                                            ------------------------------------
                                            Jeffrey L. Wade
                                            Executive Vice President and
                                            General Counsel